                                                                    Exhibit 10.3

                      ASSIGNMENT AND ASSUMPTION AGREEMENT



     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") by and between MARKETNET, L.L.C., a Delaware limited liability company ("Assignor") and buyingedge.com inc., a Connecticut corporation (the "Assignee") is made effective as of the 25th day of May, 1999.


                                 W I T N E S S E T H:
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     WHEREAS, pursuant to the terms of that certain Contribution Agreement dated as of May 25, 1999 (the "Contribution Agreement"), by and among Assignor, Assignee and Information Management Associates, Inc., a Connecticut Corporation ("IMA"), the Assignor has agreed to contribute to Assignee certain assets (the "Contribution") in exchange for shares of the Common Stock of the Assignee and the assumption by Assignee of certain liabilities of Assignor.

     NOW THEREFORE, in consideration of the respective contributions, agreements and other good and valuable consideration contemplated in the Contribution Agreement, the receipt and sufficiency of which are hereby acknowledged, and the agreements of the parties hereinafter set forth, it is agreed to between the parties as follows:

1.   Assignment.  The Assignor hereby assigns and transfers the MarketNet
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     Transferred Assets to Assignee.

2.   Assumption.  Assignee hereby expressly assumes all of the Assumed MarketNet
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     Liabilities.

3.   Binding on Successors.  This Agreement shall be binding upon and inure to
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     the benefit of the parties hereto, their successors in interest and assigns.

4.   Effective Time.  This Assignment and Assumption Agreement shall become
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     effective as of the date hereof.

5.   Capitalized Terms.  Capitalized terms used herein but not defined herein
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     shall have the respective meanings assigned to such terms in the Contribution Agreement.



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               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                         ASSIGNOR:


                         MARKETNET, L.L.C.


                         By:___________________________________
                         Name: Victor Nesi
                         Title: Member



                         ASSIGNEE:

                         buyingedge.com inc.


                         By:___________________________________
                         Name: Gary R. Martino
                         Title: Assistant Secretary



            [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]